REPURCHASE AGREEMENT

This REPURCHASE AGREEMENT (the “Agreement”) is made as of the 1st day of April, 2010 by and among RAVENWOOD BOURNE, LTD., a Delaware corporation having its offices at 330 Clematis Street, Suite 217, West Palm Beach, Florida, 33401 (the “Company”); CENTURY CAPITAL PARTNERS, LLC, a Florida limited liability company with an address at 330 Clematis Street, Suite 217, West Palm Beach, Florida, 33401 (“Century Capital”); and, CORPORATE SERVICES INTERNATIONAL, INC., a Delaware corporation with an address at 330 Clematis Street, Suite 217, West Palm Beach, Florida, 33401 (“CSI ”). Century Capital and CSI are collectively referred to herein as the “Sellers”.

RECITALS

WHEREAS, Century Capital and CSI collectively, own an aggregate of 11,200,000 shares (the “Shares”) of the Company’s common stock, par value $.001 per share (“Common Stock”); and

WHEREAS, Michael Anthony (“Anthony”) is the sole officer and director of the Company, the sole member and manager of Century Capital and the sole beneficiary of CSI; and

WHEREAS, the Sellers desire to sell to the Company, and the Company desires to redeem and repurchase the Shares from the Sellers, on and subject to the terms of this Agreement;

WHEREFORE, the parties hereto hereby agree as follows:

ARTICLE I
SALE AND REDEMPTION AND REPURCHASE OF THE SHARES

1.1           Sale of the Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Sellers shall sell the Shares to the Company, and the Company shall redeem and repurchase the Shares from the Sellers, for a purchase price equal to an aggregate sum of Two Hundred Seventy-Five Thousand Dollars ($275,000), which amount is referred to herein as the “Purchase Price”.

1.2           Closing. The purchase and sale and complete redemption of the Shares shall take place at a closing (the “Closing”) to occur immediately following the execution and delivery hereof. At the Closing:

(a)         The Sellers shall deliver to the Company certificates representing the Shares, duly endorsed in form for transfer to the Company.

(b)         The Company shall deliver the Purchase Price to the Sellers.

(c)         At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

1.3           Federal Tax Consequences. It is the intent of all parties hereto that this Agreement shall constitute a complete redemption pursuant to 302(b)(3) of the Internal Revenue Code of 1986, as amended.

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS

Century Capital and CSI hereby, jointly and severally, make the following representations and warranties to and covenants with the Company, which shall be true and correct through the date of the Closing as if made on that date:

(a)           Century Capital is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Florida.

(b)           CSI is a Delaware corporation in good standing for which Anthony is the sole officer and director. Anthony is citizen of the United States of America.

(c)           Each of the Sellers has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by any Seller in connection with the execution and performance by such Seller of this Agreement or the execution and performance by such Seller of any agreements, instruments or other obligations entered into in connection with this Agreement.

(d)           Seller own the Shares free and clear of all any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind. No Seller is a party to any agreement or understanding pursuant to which any securities of any class of capital stock are to be transferred.

(e)           Anthony confirms he is the President, Secretary, Chief Financial Officer and sole director of the Company. Anthony acknowledges that as sole director and officer he is very familiar with the affairs of the Company and has had all questions answered to his satisfaction regarding the Company and the repurchase contemplated hereby. The Sellers also acknowledge that immediately prior to the repurchase contemplated hereby the Company is issuing and selling 12,000,000 shares of Common Stock at an aggregate purchase price of $275,000.

ARTICLE III
TERMINATION

This Agreement may be terminated at any time by mutual consent of the parties hereto.

ARTICLE IV
MISCELLANEOUS

4.1           Entire Agreement. This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement.  No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver.  No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter.  Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

4.2           Severability.  If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

4.3           Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 4.3. Notices shall be deemed to have been received on the date of personal delivery or telecopy or attempted delivery. Notice shall be delivered to the parties at the address in the opening paragraph of this Agreement. Either party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

4.4           Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the Palm Beach County in the State of Florida, by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent to any service of process made either (x) in the manner set forth in Section 4.3 of this Agreement (other than by telecopier), or (y) any other method of service permitted by law.

4.5           Waiver of Jury Trial. EACH PARTY hereby expressly waives any right to a trial by jury in the event of any suit, action or proceeding to enforce this Agreement or any other action or proceeding which may arise OUT OF OR IN ANY WAY BE CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS.

4.6           Parties to Pay Own Expenses. Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses.

4.7           Successors. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns; provided, however, that no party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other parties.

4.8           Further Assurances. Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

4.9           Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4.10         No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

4.11         Headings. The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

RAVENWOOD BOURNE, LTD.

By: /S/
Michael Anthony, President

SELLERS:

CORPORATE SERVICES INTERNATIONAL, INC.

By: /S/
Name: Michael Anthony
Title: President

CENTURY CAPITAL PARTNERS, LLC

By: /S/
Name: Michael Anthony
Title: Managing Member; Sole Member